As filed with the Securities and Exchange Commission on January 30, 2008
                                            1933 Act Registration No. 333-68842
                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 16 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 80 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                             Multi-Fund (Reg. TM) 5

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on _______________, pursuant to paragraph (b) of Rule 485
/x/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Multi-Fund (Reg. TM) 5
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
1-800-4LINCOLN (454-6265)
www.LFG.com

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $300.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments, any applicable bonus credits and persistency credits, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

When you purchase your contract, you must choose one of the following contract options, each of which has different mortality and expense risk charges and surrender charges:

1. Contract Value Death Benefit;

2. Enhanced Guaranteed Minimum Death Benefit (EGMDB);

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.

The available funds are listed below:

AIM Variable Insurance Funds (Series I):
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund:
     AllianceBernstein Global Technology Portfolio (Class B)
     AllianceBernstein International Value Portfolio (Class B)
     AllianceBernstein Small/Mid Cap Value Portfolio (Class A)

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund*
Delaware VIP Trust:
     Delaware VIP Capital Reserves Series (Service Class) Delaware VIP Diversified Income Series (Service Class) Delaware VIP Emerging Markets Series (Service Class) Delaware VIP REIT Series (Standard Class)*
     Delaware VIP Small Cap Value Series (Service Class) Delaware VIP Trend Series (Standard Class)
     Delaware VIP U.S. Growth Series (Service Class)
     Delaware VIP Value Series (Standard Class)
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) Contrafund Portfolio (Service Class) Fidelity (Reg. TM) Growth Portfolio (Service Class) Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
   FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
Janus Aspen Series (Institutional Class):
     Janus Aspen Wordwide Growth Portfolio*
Lincoln Variable Insurance Products Trust:
     LVIP Capital Growth Fund (Service Class)*
   LVIP Cohen & Steers Global Real Estate Fund (Service Class)*
     LVIP Delaware Bond Fund (Standard Class)
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund (Standard Class) (formerly Growth and Income Fund)
     LVIP Delaware Managed Fund (Standard Class)
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund (Standard Class) (formerly Social Awareness Fund)
     LVIP Delaware Special Opportunities Fund (Standard Class) LVIP FI Equity-Income Fund (Standard Class)*
     (formerly Equity-Income Fund)
     LVIP Growth Opportunities Fund (Service Class)*
     LVIP Janus Capital Appreciation Fund (Standard Class) (formerly Capital Appreciation Fund and Growth Fund)
     LVIP Marsico International Growth Fund (Service Class)* LVIP MFS Value Fund (Service Class)*
     LVIP Mid-Cap Growth Fund (Service Class)*
     LVIP Mid-Cap Value Fund (Service Class)*
     LVIP Mondrian International Value Fund (Standard Class) (formerly International Fund)

     LVIP Money Market Fund (Standard Class)
     LVIP S&P 500 Index Fund (Standard Class)**
     (formerly Core Fund)
     LVIP Small-Cap Index Fund (Service Class)*
     LVIP T. Rowe Price Growth Stock Fund (Service Class)*
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class)
     (formerly Aggressive Growth Fund)
     LVIP Templeton Growth Fund (Service Class)*
     LVIP UBS Global Asset Allocation Fund (Standard Class)
     (formerly Global Asset Allocation Fund)
     LVIP Value Opportunities Fund (Service Class)*
     LVIP Wilshire 2010 Profile Fund (Service Class)*
     LVIP Wilshire 2020 Profile Fund (Service Class)*
     LVIP Wilshire 2030 Profile Fund (Service Class)*
     LVIP Wilshire 2040 Profile Fund (Service Class)*
     LVIP Wilshire Aggressive Profile Fund (Service Class)
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund (Service Class)
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund (Service Class)
     (formerly Moderate Profile Fund)
   LVIP Wilshire Moderately Aggressive Profile Fund (Service Class)
     (formerly Moderately Aggressive Profile Fund)
MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Core Equity Series*
     (formerly Capital Opportunities Series)
     MFS (Reg. TM) Total Return Series
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Health Sciences Fund*
Wells Fargo Variable Trust Funds (Service Class):
     Advantage Equity Income Fund
     Advantage Large Company Growth Fund
     Advantage Small Cap Growth Fund

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-4LINCOLN (454-6265). The

SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2007

Table of Contents



Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 6
Summary of Common Questions                                   12
The Lincoln National Life Insurance Company                   14
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   15
Charges and Other Deductions                                  20
The Contracts                                                 24
 Purchase Payments                                            25
 Bonus Credits                                                25
 Persistency Credits                                          25
 Transfers On or Before the Annuity Commencement Date         26
 Surrenders and Withdrawals                                   29
 Death Benefit                                                30
 Investment Requirements                                      34
 Lincoln SmartSecurity (Reg. TM) Advantage                    35
 i4LIFE (Reg. TM) Advantage                                   40
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    45
 4LATER (Reg. TM) Advantage                                   47
 Annuity Payouts                                              51
 Fixed Side of the Contract                                   53
Distribution of the Contracts                                 54
Federal Tax Matters                                           55
Additional Information                                        59
 Voting Rights                                                59
 Return Privilege                                             60
 Other Information                                            60
 Legal Proceedings                                            60
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C               62
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus Credit - The additional amount credited to the contract for each purchase payment, if you elect a contract option that offers bonus credits.
Contract option - The type of contract you choose at the time of purchase. Four types of contract options are offered under the contract: (1) Contract Value Death Benefit; (2) EGMDB; (3) EGMDB with Bonus Credit; and (4) EEB Rider with Bonus Credit.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides a Guaranteed Amount to access through periodic withdrawals.

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary, if you elect a contract option that offers bonus credits.

Purchase payments - Amounts paid into the contract other than any applicable bonus credits and persistency credits.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      8.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):



                                         Contract Value Death Benefit   EGMDB   EGMDB with Bonus Credit   EEB with Bonus Credit
                                         ------------------------------ ------- ------------------------- ----------------------
o   Mortality and expense risk charge*               0.85%              1.15%            1.60%                    1.80%
o   Administrative charge                            0.15%              0.15%            0.15%                    0.15%
                                                     ----               ----              ----                     ----
o   Total annual charge for each
    subaccount                                       1.00%              1.30%            1.75%                    1.95%



*For contractowners whose contracts are purchased as part of a fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..60%(Total Charge .75%); EGMDB .90%(Total Charge 1.05%); EGMDB with Bonus N/A and EEB with Bonus N/A.



Optional Rider Charges:


Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for subsequent purchase payments, step-ups and withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge*                 0.50%


*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.



Different fees and expenses may be imposed during a period in which regular income payments are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.29%        4.86%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.28%        1.75%

* Thirty (30) of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:


(as a percentage of each fund's average net assets):

                                                                  Management                      Other
                                                                     Fees        12b-1 Fees      Expenses
                                                                   (before        (before        (before
                                                                     any            any            any
                                                                   waivers/       waivers/       waivers/
                                                                  reimburse-     reimburse-     reimburse-
                                                                    ments)   +     ments)   +     ments)   +
AIM V.I. Core Equity Fund (Series I Shares)(1)(2)                 0.61   %       0.00   %       0.28   %
AIM V.I. International Growth Fund (Series I Shares)(1)(2)        0.72           0.00           0.38
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.75           0.25           0.18
AllianceBernstein VPS International Value Portfolio (Class B)     0.75           0.25           0.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)     0.75           0.00           0.11
American Century VP II Inflation Protection Fund (Class II)       0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)                       0.55           0.25           0.03
American Funds Growth Fund (Class 2)                              0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                       0.27           0.25           0.01
American Funds International Fund (Class 2)                       0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                       1.00           0.25           0.07
Delaware VIP Capital Reserves Series (Service Class)(3)           0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class) (4)        0.65           0.30           0.13
Delaware VIP Emerging Markets Series (Service Class)(5)           1.25           0.30           0.30
Delaware VIP REIT Series (Standard Class)(6)                      0.73           0.00           0.10
Delaware VIP Small Cap Value Series (Service Class)(7)            0.72           0.30           0.11
Delaware VIP Trend Series (Standard Class)(8)                     0.74           0.00           0.12
Delaware VIP U.S. Growth Series (Service Class)(9)                0.65           0.30           0.11
Delaware VIP Value Series (Standard Class)(10)                    0.65           0.00           0.11
DWS Equity 500 Index VIP (Class A)(11)                            0.29           0.00           0.00
DWS Small Cap Index VIP (Class A)                                 0.45           0.00           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(12)   0.57           0.10           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(13)       0.57           0.10           0.11
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(14)        0.57           0.25           0.11
FTVIPT Franklin Income Sercurities Fund (Class 2)                 0.46           0.25           0.01
FTVIPT Mutual Shares Securities Fund (Class 2)                    0.60           0.25           0.21
FTVIPT Templeton Global Income Sercurities Fund (Class 2)         0.56           0.25           0.16
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(15)                                                      0.60           0.00           0.04
LVIP Capital Growth Fund (Service Class)(16)(18)                  0.73           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(17)(18)                                                   0.95           0.25           0.15
LVIP Delaware Bond Fund (Standard Class)(19)                      0.34           0.00           0.07
LVIP Delaware Growth and Income Fund (Standard Class)(19)         0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)(19)                   0.41           0.00           0.09
LVIP Delaware Social Awareness Fund (Standard Class)(19)          0.35           0.00           0.07
LVIP Delaware Special Opportunities Fund (Standard Class)(19)     0.37           0.00           0.08
LVIP FI Equity-Income Fund (Standard Class)(19)(20)               0.73           0.00           0.08
LVIP Growth Opportunities Fund (Service Class)(19)(21)            0.99           0.25           3.62
LVIP Janus Capital Appreciation Fund (Standard Class)(19)(22)     0.75           0.00           0.09
LVIP Marsico International Growth Fund (Service Class)(18)(23)    0.97           0.25           0.16



                                                                                                          Total
                                                                                                        Expenses
                                                                                   Total                 (after
                                                                                  Expenses     Total    Contractu
                                                                                  (before   Contractual    ua
                                                                   Acquired         any      waivers/   waivers/
                                                                     Fund         waivers/  reimburse-  reimburse
                                                                   Fees and      reimburse-    ments       e-
                                                                   Expenses  =     ments)    (if any)    ments)
AIM V.I. Core Equity Fund (Series I Shares)(1)(2)                 0.02   %       0.91   %
AIM V.I. International Growth Fund (Series I Shares)(1)(2)        0.01           1.11
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00           1.18
AllianceBernstein VPS International Value Portfolio (Class B)     0.00           1.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)     0.00           0.86
American Century VP II Inflation Protection Fund (Class II)       0.00           0.75
American Funds Global Growth Fund (Class 2)                       0.00           0.83
American Funds Growth Fund (Class 2)                              0.00           0.59
American Funds Growth-Income Fund (Class 2)                       0.00           0.53
American Funds International Fund (Class 2)                       0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                       0.00           1.32
Delaware VIP Capital Reserves Series (Service Class)(3)           0.00           0.98       -0.05   %   0.93   %
Delaware VIP Diversified Income Series (Service Class) (4)        0.00           1.08       -0.05       1.03
Delaware VIP Emerging Markets Series (Service Class)(5)           0.00           1.85       -0.10       1.75
Delaware VIP REIT Series (Standard Class)(6)                      0.00           0.83
Delaware VIP Small Cap Value Series (Service Class)(7)            0.00           1.13       -0.05       1.08
Delaware VIP Trend Series (Standard Class)(8)                     0.00           0.86
Delaware VIP U.S. Growth Series (Service Class)(9)                0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Standard Class)(10)                    0.00           0.76
DWS Equity 500 Index VIP (Class A)(11)                            0.00           0.29       -0.01       0.28
DWS Small Cap Index VIP (Class A)                                 0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(12)   0.00           0.76
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(13)       0.00           0.78
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(14)        0.00           0.93
FTVIPT Franklin Income Sercurities Fund (Class 2)                 0.00           0.72
FTVIPT Mutual Shares Securities Fund (Class 2)                    0.00           1.06
FTVIPT Templeton Global Income Sercurities Fund (Class 2)         0.00           0.97
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(15)                                                      0.00           0.64
LVIP Capital Growth Fund (Service Class)(16)(18)                  0.00           1.07       -0.01       1.06
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(17)(18)                                                   0.00           1.35       -0.25       1.10
LVIP Delaware Bond Fund (Standard Class)(19)                      0.00           0.41
LVIP Delaware Growth and Income Fund (Standard Class)(19)         0.00           0.40
LVIP Delaware Managed Fund (Standard Class)(19)                   0.00           0.50
LVIP Delaware Social Awareness Fund (Standard Class)(19)          0.00           0.42
LVIP Delaware Special Opportunities Fund (Standard Class)(19)     0.00           0.45
LVIP FI Equity-Income Fund (Standard Class)(19)(20)               0.00           0.81       -0.06       0.75
LVIP Growth Opportunities Fund (Service Class)(19)(21)            0.00           4.86       -3.43       1.43
LVIP Janus Capital Appreciation Fund (Standard Class)(19)(22)     0.00           0.84       -0.14       0.70
LVIP Marsico International Growth Fund (Service Class)(18)(23)    0.00           1.38       -0.01       1.37

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP MFS Value Fund (Service Class)(18)(24)                         0.74   %       0.25   %       0.10   %
LVIP Mid-Cap Growth Fund (Service Class)(18)(25)(41)                0.90           0.25           0.23
LVIP Mid-Cap Value Fund (Service Class)(18)(26)                     0.99           0.25           0.14
LVIP Mondrian International Value Fund (Standard Class)(19)         0.71           0.00           0.14
LVIP Money Market Fund (Standard Class)(19)                         0.42           0.00           0.08
LVIP S&P 500 Index Fund (Standard Class)(27)(28)                    0.24           0.00           0.11
LVIP Small-Cap Index Fund (Service Class)(18)(29)(30)               0.32           0.25           0.14
LVIP T. Rowe Price Growth Stock Fund (Service Class)(18)(31)        0.78           0.25           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)(27)                                               0.73           0.00           0.12
LVIP Templeton Growth Fund (Service Class)(18)(32)                  0.75           0.25           0.11
LVIP UBS Global Asset Allocation Fund (Standard Class)(19)          0.73           0.00           0.18
LVIP Value Opportunities Fund (Service Class)(18)(33)(34)           1.05           0.25           0.13
LVIP Wilshire 2010 Profile Fund (Service Class)(18)(35)(36)         0.25           0.25           0.27
LVIP Wilshire 2020 Profile Fund (Service Class)(18)(35)(36)         0.25           0.25           0.17
LVIP Wilshire 2030 Profile Fund (Service Class)(18)(35)(36)         0.25           0.25           0.15
LVIP Wilshire 2040 Profile Fund (Service Class)(18)(35)(36)         0.25           0.25           0.22
LVIP Wilshire Aggressive Profile Fund (Service Class)(19)(35)(36)   0.25           0.25           0.19
LVIP Wilshire Conservative Profile Fund (Service
 Class))(19)(35)(36)                                                0.25           0.25           0.16
LVIP Wilshire Moderate Profile Fund (Service Class))(19)(35)(36)    0.25           0.25           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(19)(35)(36)                                                0.25           0.25           0.08
MFS (Reg. TM) VIT Core Equity Series (Initial Class)(37)(38)        0.75           0.00           0.17
MFS (Reg. TM) VIT Total Return Series (Initial Class)(37)(38)       0.75           0.00           0.10
MFS (Reg. TM) VIT Utilities Series (Initial Class)(37)              0.75           0.00           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(39)             0.83           0.00           0.15
Neuberger Berman Regency Portfolio (I Class)(39)                    0.85           0.00           0.11
Putnam VT Health Sciences Fund (Class 1B)                           0.70           0.25           0.15
Wells Fargo VTF Advantage Equity Income Fund (Service
 Class)(40)                                                         0.55           0.25           0.37
Wells Fargo VTF Advantage Large Company Growth Fund
 (Service Class)(40)                                                0.55           0.25           0.25
Wells Fargo VTF Advantage Small Cap Growth Fund (Service
 Class)(40)                                                         0.75           0.25           0.24



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP MFS Value Fund (Service Class)(18)(24)                         0.00   %       1.09   %   -0.02   %   1.07   %
LVIP Mid-Cap Growth Fund (Service Class)(18)(25)(41)                0.00           1.38       -0.10       1.28
LVIP Mid-Cap Value Fund (Service Class)(18)(26)                     0.00           1.38       -0.02       1.36
LVIP Mondrian International Value Fund (Standard Class)(19)         0.00           0.85
LVIP Money Market Fund (Standard Class)(19)                         0.00           0.50
LVIP S&P 500 Index Fund (Standard Class)(27)(28)                    0.00           0.35       -0.07       0.28
LVIP Small-Cap Index Fund (Service Class)(18)(29)(30)               0.00           0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(18)(31)        0.00           1.15       -0.02       1.13
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)(27)                                               0.00           0.85
LVIP Templeton Growth Fund (Service Class)(18)(32)                  0.00           1.11
LVIP UBS Global Asset Allocation Fund (Standard Class)(19)          0.00           0.91
LVIP Value Opportunities Fund (Service Class)(18)(33)(34)           0.00           1.43
LVIP Wilshire 2010 Profile Fund (Service Class)(18)(35)(36)         0.72           1.49       -0.27       1.22
LVIP Wilshire 2020 Profile Fund (Service Class)(18)(35)(36)         0.81           1.48       -0.17       1.31
LVIP Wilshire 2030 Profile Fund (Service Class)(18)(35)(36)         0.82           1.47       -0.15       1.32
LVIP Wilshire 2040 Profile Fund (Service Class)(18)(35)(36)         0.91           1.63       -0.22       1.41
LVIP Wilshire Aggressive Profile Fund (Service Class)(19)(35)(36)   0.91           1.60       -0.19       1.41
LVIP Wilshire Conservative Profile Fund (Service
 Class))(19)(35)(36)                                                0.72           1.38       -0.16       1.22
LVIP Wilshire Moderate Profile Fund (Service Class))(19)(35)(36)    0.81           1.37       -0.06       1.31
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(19)(35)(36)                                                0.82           1.40       -0.08       1.32
MFS (Reg. TM) VIT Core Equity Series (Initial Class)(37)(38)        0.00           0.92       -0.02       0.90
MFS (Reg. TM) VIT Total Return Series (Initial Class)(37)(38)       0.00           0.85       -0.02       0.83
MFS (Reg. TM) VIT Utilities Series (Initial Class)(37)              0.00           0.86
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(39)             0.00           0.98
Neuberger Berman Regency Portfolio (I Class)(39)                    0.00           0.96
Putnam VT Health Sciences Fund (Class 1B)                           0.00           1.10
Wells Fargo VTF Advantage Equity Income Fund (Service
 Class)(40)                                                                        1.17       -0.17       1.00
Wells Fargo VTF Advantage Large Company Growth Fund
 (Service Class)(40)                                                               1.05       -0.05       1.00
Wells Fargo VTF Advantage Small Cap Growth Fund (Service
 Class)(40)                                                                        1.24       -0.04       1.20

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
    (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(3) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.70%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, 0.425% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2008, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 1.50%. Without such an arrangement, the total operating expense for the Series would have been 1.55% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, 1.10% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(7) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year.

(9) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.87%, respectively.Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(11) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(12) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for initial class; 0.76% for service class; and 0.91% for service class 2. These offsets may be discontinued at any time.

(15) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information.

(16) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets (Service Class at 1.06%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(17) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(18) "Other Expenses" are based on estimated expenses for the current fiscal year.

(19) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(20) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.3% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the fund; 0.05% on the next $500 million and 0.10% of average daily net assets in excess of $750 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets (Service Class at 1.43%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(22) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.12% of average daily net assets (Service Class at 1.37%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(24) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets (Service Class at 1.07%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(25) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets (Service Class at 1.30%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(26) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets (Service Class at 1.36%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(27) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement.

(28) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.53%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(31) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.88% of average daily net assets (Service Class at 1.13%). The

    Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(32) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets (Service Class at 1.11%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(33) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets (Service Class at 1.59%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(34) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

(35) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets (Service Class 0.55%). Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(36) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(37) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(38) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series and Research International Series, and 0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(39) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(40) The adviser has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain each Fund's net operating expense ratio shown, except for the Discovery, Multi Cap Value and Opportunity Funds. For the Discovery, Multi Cap and Opportunity Funds, the adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

(41) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the fund.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with bonus credit and 4LATER (Reg. TM) Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,625    $3,038    $4,449    $8,015

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $825   $2,438    $4,049    $8,015

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Bonus credits and persistency credits are not included. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

At the time you purchase the contract, you must choose one of the following contract options offered under the contract:

1. Contract Value Death Benefit;

2. EGMDB;

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.


If you are purchasing your contract as part of a fee-based financial plan, you must choose between the two following contract options:

1. Contract Value Death Benefit;

2. EGMDB.


What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, any applicable bonus credits and persistency credits, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you may receive applicable bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? If you choose a contract option that offers bonus credits, when purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is 3% of the purchase payment, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

An annual persistency credit of 0.45% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Certain contract options have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the seventh contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which contract option is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and any corresponding bonus credit (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any applicable bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements

The financial statements of the VAA, and for us are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).




The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.


The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Applicable bonus credits are allocated to the subaccounts at the same time and at the same percentages as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.45%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, Baron, Delaware, Fidelity, Franklin Templeton, Lincoln, Putnam and Wells Fargo Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund description. More detailed information may be obtained from the current prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by AIM Advisors, Inc.

  o Core Equity Fund (Series I): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series I): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.


Delaware VIP Trust, advised by Delaware Management Company

  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o REIT Series (Standard Class): Total return.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Standard Class): Long-term capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Income Securities Fund (Class 2): Total return.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Growth Portfolio (Institutional Class): Long-term growth. This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Capital Growth Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (formerly Growth and Income Fund)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (formerly Managed Fund)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (formerly Special Opportunities Fund)

  o LVIP FI Equity-Income Fund (Standard Class): Income.
    (Subadvised by Fidelity Management & Research Company)
    (formerly Equity-Income Fund)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

 The Board of Trustees of the Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, has approved a reorganization pursuant to which the assets of the Growth Opportunities Fund would be acquired and the liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including (i) completion of the reorganization of the Baron Capital Asset Fund with the LVIP Baron Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust, and (ii) approval by the Growth Opportunities Fund's shareholders. This reorganization is scheduled to occur in June 2007.

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (formerly Capital Appreciation Fund and Growth Fund)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long-term growth of capital.

     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Growth Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (formerly International Fund)

  o LVIP Money Market Fund (Standard Class): Preservation of capital.

  o LVIP S&P 500 Index Fund (Standard Class): Capital appreciation. (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (formerly Aggressive Growth Fund)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (formerly Global Asset Allocation Fund)

  o LVIP Value Opportunities Fund (Service Class): Long-term capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.
     (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Initial Class): Capital appreciation.
     (formerly Capital Opportunities Series)
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Total Return Series (Initial Class): Income and growth.

  o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
     This fund will not be offered in contracts issued on or after June 4, 2007.

Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Health Sciences Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004. Wells Fargo Variable Trust Funds, advised by Wells Fargo Funds management, LLC.


 o Advantage Equity Income Fund (Service Class): Growth and income.


 o Advantage Large Company Growth Fund (Service Class): Capital appreciation.


 o Advantage Small Cap Growth Fund (Service Class): Capital appreciation.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:



                                         Contract Value Death Benefit   EGMDB   EGMDB with Bonus Credit   EEB with Bonus Credit
                                         ------------------------------ ------- ------------------------- ----------------------
o   Mortality and expense risk charge*               0.85%              1.15%            1.60%                    1.80%
o   Administrative charge                            0.15%              0.15%            0.15%                    0.15%
                                                     ----               ----              ----                     ----
o   Total annual charge for each
    subaccount                                       1.00%              1.30%            1.75%                    1.95%



*For contractowners whose contracts are purchased as part of a fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..60%(Total Charge .75%); EGMDB .90%(Total Charge 1.05%); EGMDB with Bonus N/A and EEB with Bonus N/A.



Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


For the Contract Value Death Benefit and EGMDB contract options:



                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   6%   5%   4%   3%   2%   1%   0%
      withdrawn purchase payments

For the EGMDB with Bonus Credit and EEB Rider with Bonus Credit contract options:




                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   8%   7%   6%   5%   4%   3%   2%   0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is 15% of total purchase payments (this does not apply upon surrender of the contract);
 o Contract value applied to calculate the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the "permanent and total disability" of the Owner as defined in section 22(e) of the Code. Permanent and total disability must occur subsequent to the Contract Date and prior to the 65th birthday of the disabled Owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the Owner into an accredited nursing home or equivalent health care facility. Admittance in such a facility must be subsequent to the Contract Date and continue for 90 consecutive days prior to the surrender or withdrawal. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness of the Owner. Diagnosis of the terminal illness must be subsequent to the Contract Date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Contract value applied when used in the calculation of the initial regular income payment and Account Value under the i4LIFE (Reg. TM) Advantage option;

 o Contracts purchased as part of a fee-based financial plan;

 o Withdrawals up to the Annual Withdrawal Limit under the Lincoln SmartSecurity (Reg. TM) Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable bonus credits.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable persistency credits until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge

Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract. Charges may also be imposed during the regular income and annuity payout period. See i4LIFE (Reg. TM) Advantage (including the i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Guaranteed Income Benefits) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

 o contracts sold by registered investment advisers who charge a fee for financial plans,

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment and any corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and any corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contract Options

At the time you purchase the contract, you must choose one of the following contract options offered under the contract:

1. Contract Value Death Benefit:

2. EGMDB;

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.


If you are purchasing your contract as part of a fee-based financial plan, you must choose between the two following contract options:

1. Contract Value Death Benefit;

2. EGMDB.


Each contract option offers a different death benefit and has separate charges, including different mortality and expense risk charges and surrender charges; and you should carefully consider which contract option is the best for you. Once you elect a contract option, you cannot change it, except you can move from the EGMDB (without the bonus credit) to the Contract Value Death Benefit. For more information about Bonus Credits, see The Contracts-Bonus Credits. For more information about each specific death benefit offered, see The Contracts-Death benefit.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

The following discussion on bonus credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

In some states, the term bonus credit may be referred to a value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as 3% of the purchase payment made.

Lincoln Life offers contract options that do not offer bonus credits. The contract options that do offer bonus credits assess additional fees and charges that are used to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Contract options that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than these contract options with bonus credits, depending on the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract option is most appropriate for you.


Persistency Credits

The following discussion on persistency credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

Contractowners electing one of the above listed contract options will also receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 7 years, by an annual rate of 0.45%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Purchase Payments


Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed account, if available. If you elect a contract option that offers bonus credits, corresponding bonus credits will be allocated to the subaccounts and/or the fixed side of the contract in the same proportion in which you allocate purchase payments.


The minimum amount of any purchase payment which can be put into any one subaccount is $300. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $300, subject to state approval. Upon allocation to a subaccount, purchase payments and any applicable bonus credits are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments and applicable bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and applicable bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $300 or the total amount in the subaccount if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers on or before the annuity commencement date.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.

Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.


Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Contract value death benefit.

If you elect the Contract Value Death Benefit contract option, Lincoln Life will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value; or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contractowners who have selected the EGMDB without the bonus credit may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Contract Value Death Benefit will apply. We will deduct the charge for the Contract Value Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider with Bonus Credit Contract Option is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the sum of purchase payments will be reduced by the sum of all withdrawals on a dollar for dollar basis; or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the highest contract value will be reduced by the sum of all withdrawals on a dollar for dollar basis; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to, 1.75%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


Investment Requirements

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.


No more than 35% of your contract value (includes account value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM V.I. International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Baron Capital Asset Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Janus Aspen Worldwide Growth Portfolio
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Growth Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund
o LVIP Mondrian International Value Fund
o LVIP Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.


If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these contracts. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will restrict purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000. Additional purchase payments will not be allowed if the contract value is zero.

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                 Contract Value   Guaranteed Amount
o Initial Deposit $50,000        $50,000          $50,000
o 1st Benefit Year Anniversary   $54,000          $54,000
o 2nd Benefit Year Anniversary   $53,900          $54,000
o 3rd Benefit Year Anniversary   $57,000          $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or


2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the

Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount.


If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage options.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.



i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.


i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.30% (1.75% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.65% (2.10% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. The annual rate of the i4LIFE (Reg. TM) Advantage Charge for contracts sold as part of a fee-based financial plan is; 1.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 1.40% for the i4LIFE (Reg. TM) Advantage EGMDB.


This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit on either a dollar for dollar basis or in the same proportion that the payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the EGMDB or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o Total Purchase Payments                                $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments         $ 25,000
         o Additional Withdrawal                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal     $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge for a total of 1.80% (2.25% for bonus options) of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. The annual charge is 2.15% (2.60% for bonus options) if the i4LIFE (Reg. TM) Advantage EGMDB is elected. For contracts sold as part of a fee-based financial plan, the current annual charge of 0.50% is added to the i4LIFE (Reg. TM) Advantage death benefit charge for a total of 1.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 1.90% for the i4LIFE (Reg. TM) Advantage EGMDB.


Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Check with your investment representative regarding the availability of this benefit. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


If you purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, an automatic step-up feature (if available in your state) will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. After we administer this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) If your state has not approved the automatic step-up feature, your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

     o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
 o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

Contractowners who currently have the prior version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit for 90 days after approval in your state. Contractowners who change to the increasing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to certain Investment Requirements. See The Contracts - Investment Requirements.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal     $  1,200
         o Guaranteed Income Benefit before Withdrawal                   $    750
         o Account Value at time of Additional Withdrawal                $150,000
         o Additional Withdrawal                                         $15,000 (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X
 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Account Value death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges & Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.


At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.


4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.



4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. The current annual charge is 0.50% which is added to the i4LIFE (Reg. TM) Advantage charge, for a total of 1.80% (2.25% for bonus options) of the net asset value of the Account Value in the VAA for the i4LIFE (Reg. TM) Advantage Account Value death benefit. The annual charge is 2.15% (2.60% for bonus options) if the i4LIFE (Reg. TM) Advantage EGMDB is elected. These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase. For contracts sold as part of a fee-based financial plan, the current annual charge of 0.50% is added to the i4LIFE (Reg. TM) Advantage death benefit charge for a total of 1.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit and 1.90% for the i4LIFE (Reg. TM) Advantage EGMDB.


The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit

         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;

 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage and elect 4LATER (Reg. TM) will not carry their Lincoln SmartSecurity (Reg. TM) Advantage Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuititize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage or the Guaranteed Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.00% (1.25% for contract options with bonus credits) will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization if a contract option with a bonus credit is used and any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments , bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. If your contract option offers bonus credits, no bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum commission we pay to LFA is 4.60% of purchase payments, plus up to 0.1256% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 5.10% of purchase payments , plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 5.10% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your account value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.


Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract


If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation


As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                            Multi-Fund (Reg. TM) 5
                  Lincoln National Variable Annuity Account C











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C (Multi-Fund (Reg. TM) 5).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AIM V.I. Core Equity
2006..     9.846    10.676         2          9.719    10.517        11
----       -----    ------         -          -----    ------        --
AIM V.I. International Growth Fund
2001..    10.000    10.164         1         10.000    10.160         1
2002..    10.164     8.491         1**       10.160     8.464         1
2003..     8.491    10.850        17          8.464    10.784         1
2004..    10.850    13.320        20         10.784    13.200         1
2005..    13.320    15.552        20         13.200    15.365         1
2006..    15.552    19.745        31         15.365    19.449         1
----      ------    ------        --         ------    ------        --
AllianceBernstein International Value Class B
2006..     9.600    11.890        57         10.669    11.868         6
----      ------    ------        --         ------    ------        --
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001..    10.000    10.555         1         10.000    10.551         1
2002..    10.555     9.804         5         10.551     9.769         1
2003..     9.804    13.712        16          9.769    13.623         3
2004..    13.712    16.196        21         13.623    16.042         5
2005..    16.196    17.143        39         16.042    16.930         3
2006..    17.143    19.420        17         16.930    19.121         3
----      ------    ------        --         ------    ------        --
AllianceBernstein VP Global Technology Portfolio
2001..    10.000     9.965         1         10.000     9.961         1
2002..     9.965     5.741         1**        9.961     5.722         1**
2003..     5.741     8.173         7          5.722     8.121         3
2004..     8.173     8.503         9          8.121     8.424         2
2005..     8.503     8.725         3          8.424     8.619         2
2006..     8.725     9.362         4          8.619     9.220         2
----      ------    ------        --         ------    ------        --
American Century VP Inflation Protection Fund Class 2+
2004..    10.258    10.457         5          9.965    10.426         3
2005..    10.457    10.514        26         10.426    10.452         6
2006..    10.514    10.574        55         10.452    10.479        22
----      ------    ------        --         ------    ------        --
American Funds Global Growth+
2004..    10.305    11.310         9         10.196    11.290         1
2005..    11.310    12.774        20         11.290    12.713         3
2006..    12.774    15.230        75         12.713    15.112         9
----      ------    ------        --         ------    ------        --
American Funds Growth Fund
2001..    10.000    10.059         1         10.000    10.055         1
2002..    10.059     7.522       116         10.055     7.498        64
2003..     7.522    10.189       376          7.498    10.126       152
2004..    10.189    11.348       607         10.126    11.244       171
2005..    11.348    13.054       777         11.244    12.896       168
2006..    13.054    14.245       885         12.896    14.030       167
----      ------    ------       ---         ------    ------       ---
American Funds Growth-Income Fund
2001..    10.000    10.113         1         10.000    10.109         1
2002..    10.113     8.175        98         10.109     8.148        44
2003..     8.175    10.718       370          8.148    10.651       149
2004..    10.718    11.713       600         10.651    11.604       222
2005..    11.713    12.272       651         11.604    12.122       214
2006..    12.272    13.997       776         12.122    13.784       230
----      ------    ------       ---         ------    ------       ---



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AIM V.I. Core Equity
2006..     9.525    10.276         3           NA        NA          NA
----       -----    ------         -           -         ---         -------
AIM V.I. International Growth Fund
2001..    10.000    10.155         1         10.000    10.153         1
2002..    10.155     8.413         1**       10.153     8.393         1
2003..     8.413    10.649         1          8.393    10.623         1
2004..    10.649    12.977         2         10.623    12.919         1
2005..    12.977    15.038         2         12.919    14.941         1
2006..    15.038    18.949         5         14.941    18.790         1
----      ------    ------         -         ------    ------        --
AllianceBernstein International Value Class B
2006..    10.560    11.836         4           NA        NA          NA
----      ------    ------         -         ------    ------        --
AllianceBernstein VP Small/Mid Cap Value Portfolio
2001..    10.000    10.547         1         10.000    10.543         1
2002..    10.547     9.722         2          N/A        N/A        N/A
2003..     9.722    13.496         5          N/A        N/A        N/A
2004..    13.496    15.822         4          N/A        N/A        N/A
2005..    15.822    16.623         5           NA        NA          NA
2006..    16.623    18.690         3           NA        NA          NA
----      ------    ------         -         ------    ------       ---
AllianceBernstein VP Global Technology Portfolio
2001..    10.000     9.957         1         10.000     9.954         1
2002..     N/A        N/A       N/A           N/A        N/A        N/A
2003..     7.240     8.044         3          N/A        N/A        N/A
2004..     N/A        N/A       N/A           N/A        N/A        N/A
2005..      NA        NA         NA            NA        NA          NA
2006..     8.082     9.011         1**         NA        NA          NA
----      ------    ------      ----         ------    ------       ---
American Century VP Inflation Protection Fund Class 2+
2004..    10.390    10.398         2          N/A        N/A        N/A
2005..    10.398    10.377         5           NA        NA          NA
2006..    10.377    10.358        11           NA        NA          NA
----      ------    ------      ----         ------    ------       ---
American Funds Global Growth+
2004..    10.361    11.259         5          N/A        N/A        N/A
2005..    11.259    12.621         6           NA        NA          NA
2006..    12.621    14.936        13         13.285    14.858         1
----      ------    ------      ----         ------    ------       ---
American Funds Growth Fund
2001..    10.000    10.050         1         10.000    10.048         1
2002..    10.050     7.461        25         10.048     7.445         2
2003..     7.461    10.030        89          7.445     9.989         5
2004..    10.030    11.087       138          9.989    11.020         7
2005..    11.087    12.659       163         11.020    12.557         7
2006..    12.659    13.711       152         12.557    13.573         9
----      ------    ------      ----         ------    ------       ---
American Funds Growth-Income Fund
2001..    10.000    10.105         1         10.000    10.102         1
2002..    10.105     8.108        24         10.102     8.090         2
2003..     8.108    10.550        87          8.090    10.507         3
2004..    10.550    11.443       127         10.507    11.373         3
2005..    11.443    11.900       141         11.373    11.804         3
2006..    11.900    13.472       157         11.804    13.336         2
----      ------    ------      ----         ------    ------       ---

                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
American Funds International Fund
2001..    10.000    10.022         1         10.000    10.018         1
2002..    10.022     8.448        21         10.018     8.420        13
2003..     8.448    11.279       104          8.420    11.208        31
2004..    11.279    13.324       188         11.208    13.201        53
2005..    13.324    16.028       249         13.201    15.833        62
2006..    16.028    18.880       351         15.833    18.594        70
----      ------    ------       ---         ------    ------        --
Baron Capital Asset Fund
2006..     9.613    10.658        13           NA        NA         NA
----      ------    ------       ---         ------    ------       ---
Delaware VIP Capital Reserves
2005..      NA        NA          NA           NA        NA         NA
2006..     9.986    10.286         6           NA        NA         NA
----      ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income+ Service Class
2004..    10.074    10.914        36         10.083    10.895         3
2005..    10.914    10.742       115         10.895    10.690        12
2006..    10.742    11.440       202         10.690    11.351        25
----      ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets+ Service Class
2004..    10.740    13.619         1         10.216    13.592         1
2005..    13.619    17.139        26         13.592    17.054         1
2006..    17.139    21.518        43         17.054    21.347         9
----      ------    ------       ---         ------    ------       ---
Delaware VIP Value Series
2001..    10.000    10.056         1         10.000    10.052         1
2002..    10.056     8.096        22         10.052     8.069         1**
2003..     8.096    10.283        29          8.069    10.218        11
2004..    10.283    11.701        79         10.218    11.592        16
2005..    11.701    12.283       121         11.592    12.132        26
2006..    12.283    15.092       208         12.132    14.862        26
----      ------    ------       ---         ------    ------       ---
Delaware VIP REIT Series
2001..    10.000    10.333         1         10.000    10.329         1
2002..    10.333    10.693        12         10.329    10.655        10
2003..    10.693    14.188        69         10.655    14.096        23
2004..    14.188    18.455       132         14.096    18.280        33
2005..    18.455    19.581       133         18.280    19.337        28
2006..    19.581    25.712       167         19.337    25.316        23
----      ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value Series
2001..    10.000    10.579         1         10.000    10.575         1
2002..    10.579     9.874        19         10.575     9.840        28
2003..     9.874    13.849        74          9.840    13.760        34
2004..    13.849    16.612       135         13.760    16.457        39
2005..    16.612    17.952       180         16.457    17.730        41
2006..    17.952    20.596       225         17.730    20.281        32
----      ------    ------       ---         ------    ------       ---
Delaware VIP Trend Series
2001..    10.000    10.544         1         10.000    10.540         1
2002..    10.544     8.356        36         10.540     8.328        28
2003..     8.356    11.177        84          8.328    11.106        40
2004..    11.177    12.460       122         11.106    12.345        43
2005..    12.460    13.059       133         12.345    12.899        42
2006..    13.059    13.911       140         12.899    13.699        31
----      ------    ------       ---         ------    ------       ---
Delaware VIPT U.S. Growth Service Class
2006..      NA        NA          NA         10.075    10.504         1
----      ------    ------       ---         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001..    10.000    10.254         1         10.000    10.250         1
2002..    10.254     9.194        13         10.250     9.162         5
2003..     9.194    11.684        36          9.162    11.608        18
2004..    11.684    13.342       106         11.608    13.216        21
2005..    13.342    15.435       220         13.216    15.243        28
2006..    15.435    17.052       356         15.243    16.789        30
----      ------    ------       ---         ------    ------       ---



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
American Funds International Fund
2001..    10.000    10.013         1         10.000    10.012         1
2002..    10.013     8.378         5          N/A        N/A       N/A
2003..     8.378    11.103        21          7.811    11.054         1**
2004..    11.103    13.018        40         11.054    12.934         1**
2005..    13.018    15.543        47         12.934    15.412         1**
2006..    15.543    18.172        53         15.412    17.983         2
----      ------    ------        --         ------    ------      ----
Baron Capital Asset Fund
2006..     9.846    10.610        30           NA        NA         NA
----      ------    ------        --         ------    ------      ----
Delaware VIP Capital Reserves
2005..      NA        NA         NA            NA        NA         NA
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------       ---         ------    ------      ----
Delaware VIP Diversified Income+ Service Class
2004..    10.166    10.865        14          N/A        N/A       N/A
2005..    10.865    10.614        16           NA        NA         NA
2006..    10.614    11.219        42         11.043    11.160         7
----      ------    ------       ---         ------    ------      ----
Delaware VIP Emerging Markets+ Service Class
2004..    10.442    13.555         1**        N/A        N/A       N/A
2005..    13.555    16.931         7           NA        NA         NA
2006..    16.931    21.098         7           NA        NA         NA
----      ------    ------       ---         ------    ------      ----
Delaware VIP Value Series
2001..    10.000    10.048         1         10.000    10.046         1
2002..    10.048     8.029         2          N/A        N/A       N/A
2003..     8.029    10.122         6          9.375    10.080         2
2004..    10.122    11.432        14         10.080    11.361         2
2005..    11.432    11.911        16         11.361    11.814         2
2006..    11.911    14.525        23         11.814    14.378         2
----      ------    ------       ---         ------    ------      ----
Delaware VIP REIT Series
2001..    10.000    10.324         1         10.000    10.321         1
2002..    10.324    10.604         8          N/A        N/A       N/A
2003..    10.604    13.966        18          N/A        N/A       N/A
2004..    13.966    18.030        40         13.923    17.915         1
2005..    18.030    18.988        41         17.915    18.829         2
2006..    18.988    24.747        45         18.829    24.491         1
----      ------    ------       ---         ------    ------      ----
Delaware VIP Small Cap Value Series
2001..    10.000    10.570         1         10.000    10.567         1
2002..    10.570     9.792         3         10.567     9.769         1**
2003..     9.792    13.631        22          9.769    13.572         1
2004..    13.631    16.229        34         13.572    16.126         1
2005..    16.229    17.407        34         16.126    17.262         1
2006..    17.407    19.822        35         17.262    19.617         1
----      ------    ------       ---         ------    ------      ----
Delaware VIP Trend Series
2001..    10.000    10.535         1         10.000    10.533         1
2002..    10.535     8.289         8         10.533     8.268         1
2003..     8.289    11.004        26          8.268    10.955         3
2004..    11.004    12.176        36         10.955    12.097         3
2005..    12.176    12.666        35         12.097    12.559         2
2006..    12.666    13.391        35         12.559    13.251         1
----      ------    ------       ---         ------    ------      ----
Delaware VIPT U.S. Growth Service Class
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------       ---         ------    ------      ----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001..    10.000    10.245         1         10.000    10.242         1
2002..    10.245     9.118         8          N/A        N/A       N/A
2003..     9.118    11.501        22          N/A        N/A       N/A
2004..    11.501    13.035        26          N/A        N/A       N/A
2005..    13.035    14.967        51           NA        NA         NA
2006..    14.967    16.412        53         15.457    16.240         2
----      ------    ------       ---         ------    ------      ----

                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Fidelity (Reg. TM) VIP Growth Portfolio
2001..    10.000     9.973         1         10.000     9.969         1
2002..     9.973     6.891         1          9.969     6.869         2
2003..     6.891     9.058        15          6.869     9.003         6
2004..     9.058     9.261        17          9.003     9.176        11
2005..     9.261     9.689        22          9.176     9.572         7
2006..     9.689    10.238        23          9.572    10.084         6
----      ------    ------        --         ------    ------        --
Fidelity VIP Mid Cap
2005..    10.642    11.607        24         11.109    11.587         4
2006..    11.607    12.917        56         11.587    12.856        11
----      ------    ------        --         ------    ------        --
FTVIPT Franklin Income Securities Class 2
2006..    10.102    11.267        22         10.686    11.246         4
----      ------    ------        --         ------    ------        --
FTVIPT Mutual Shares Securities Class 2
2006..     N/A        N/A        N/A          N/A        N/A       N/A
----      ------    ------       ---         ------    ------      ----
FTVIPT Templeton Global Income Securities
2005..    10.013     9.909         7           NA        NA         NA
2006..     9.909    11.064        16         10.507    11.012         3
----      ------    ------       ---         ------    ------      ----
Janus Aspen Worldwide Growth Portfolio
2001..    10.000    10.104         1         10.000    10.101         1
2002..    10.104     7.451         3         10.101     7.427         4
2003..     7.451     9.147         8          7.427     9.090         3
2004..     9.147     9.488         7          9.090     9.401         3
2005..     9.488     9.945         5          9.401     9.824         3
2006..     9.945    11.638        21          9.824    11.462         3
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Aggressive Growth Fund
2001..    10.000    10.307         1         10.000    10.303         1
2002..    10.307     7.119         2          N/A        N/A       N/A
2003..     7.119     9.347        20          N/A        N/A       N/A
2004..     9.347    10.519        21          9.342    10.424         1
2005..    10.519    11.436        22         10.424    11.298         2
2006..    11.436    12.372         7         11.298    12.187         2
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Aggressive Profile Fund
2005..    10.505    10.922        33           NA        NA         NA
2006..    10.922    12.571        49           NA        NA         NA
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Bond Fund
2001..    10.000     9.992         1         10.000     9.987         1
2002..     9.992    10.895        86          9.987    10.858        11
2003..    10.895    11.572       226         10.858    11.499        67
2004..    11.572    12.065       376         11.499    11.952        76
2005..    12.065    12.260       387         11.952    12.109       106
2006..    12.260    12.710       452         12.109    12.516        90
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Capital Appreciation Fund
2001..    10.000     9.957         1         10.000     9.952         1
2002..     9.957     7.198         2          9.952     7.175         1**
2003..     7.198     9.440         6          7.175     9.381         1**
2004..     9.440     9.840         6          9.381     9.749         2
2005..     9.840    10.151         3          9.749    10.027         2
2006..    10.151    11.022         4         10.027    10.855         2
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Conservative Profile Fund
2005..      NA        NA          NA         10.103    10.272        16
2006..    10.387    11.111         7         10.272    11.059         1
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Core Fund
2005..      NA        NA          NA           NA        NA         NA
2006..    10.658    11.617         1           NA        NA         NA
----      ------    ------       ---         ------    ------      ----



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Fidelity (Reg. TM) VIP Growth Portfolio
2001..    10.000     9.965         1         10.000     9.963         1
2002..     9.965     6.833         1**        N/A        N/A       N/A
2003..     6.833     8.916         3          8.561     8.881         2
2004..     8.916     9.048         6          8.881     8.994         2
2005..     9.048     9.395         7          8.994     9.321         2
2006..     9.395     9.854         5          9.321     9.756         2
----      ------     -----         -         ------     -----      ----
Fidelity VIP Mid Cap
2005..    10.420    11.558         2           NA        NA         NA
2006..    11.558    12.766         5         12.340    12.725         1**
----      ------    ------         -         ------    ------      ----
FTVIPT Franklin Income Securities Class 2
2006..    11.174    11.215         2         10.174    11.201         2
----      ------    ------         -         ------    ------      ----
FTVIPT Mutual Shares Securities Class 2
2006..    10.444    11.291         3         10.030    11.311        11
----      ------    ------         -         ------    ------      ----
FTVIPT Templeton Global Income Securities
2005..    10.001     9.867         1           NA        NA         NA
2006..     9.867    10.935         3           NA        NA         NA
----      ------    ------         -         ------    ------      ----
Janus Aspen Worldwide Growth Portfolio
2001..    10.000    10.096         1         10.000    10.095         1
2002..    10.096     7.390         2          N/A        N/A       N/A
2003..     7.390     9.004         3          N/A        N/A       N/A
2004..     9.004     9.270         4          N/A        N/A       N/A
2005..     9.270     9.644         3           NA        NA         NA
2006..     9.644    11.201         3           NA        NA         NA
----      ------    ------         -         ------    ------      ----
Lincoln VIP Aggressive Growth Fund
2001..    10.000    10.298         1         10.000    10.296         1
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     9.166     9.202         3          N/A        N/A       N/A
2004..     N/A        N/A       N/A           N/A        N/A       N/A
2005..     9.927    11.090         3           NA        NA         NA
2006..    11.090    11.908         3           NA        NA         NA
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Aggressive Profile Fund
2005..      NA        NA         NA            NA        NA         NA
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Bond Fund
2001..    10.000     9.982         1         10.000     9.981         1
2002..     9.982    10.805        13          N/A        N/A       N/A
2003..    10.805    11.391        49          N/A        N/A       N/A
2004..    11.391    11.787        76          N/A        N/A       N/A
2005..    11.787    11.888        78           NA        NA         NA
2006..    11.888    12.233        72         11.749    12.105         1
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Capital Appreciation Fund
2001..    10.000     9.948         1         10.000     9.946         1
2002..     9.948     7.139         1**        N/A        N/A       N/A
2003..     7.139     9.292         8          N/A        N/A       N/A
2004..     9.292     9.613         9          N/A        N/A       N/A
2005..     9.613     9.843         8           NA        NA         NA
2006..     9.843    10.608         7           NA        NA         NA
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Conservative Profile Fund
2005..      NA        NA         NA            NA        NA         NA
2006..    10.345    10.981        24           NA        NA         NA
----      ------    ------      ----         ------    ------      ----
Lincoln VIP Core Fund
2005..      NA        NA         NA            NA        NA         NA
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------      ----         ------    ------      ----

                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Equity-Income Fund
2001..    10.000    10.114         1         10.000    10.111         1
2002..    10.114     8.443        13         10.110     8.416        15
2003..     8.443    11.063        63          8.416    10.994        35
2004..    11.063    12.023       121         10.994    11.912        41
2005..    12.023    12.438       134         11.912    12.286        32
2006..    12.438    13.702       175         12.286    13.494        29
----      ------    ------       ---         ------    ------        --
Lincoln VIP Global Asset Allocation Fund
2001..    10.000    10.081         1         10.000    10.077         1
2002..    10.081     8.783         1**       10.077     8.753         1**
2003..     8.783    10.470        16          8.753    10.403         1**
2004..    10.470    11.769        19          N/A        N/A       N/A
2005..    11.769    12.445        23         11.659    12.291        12
2006..    12.445    14.109        61         12.291    13.893         4
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Growth Fund
2005..      NA        NA         NA            NA        NA         NA
2006..    11.294    11.430         3           NA        NA         NA
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Growth and Income Fund
2001..    10.000    10.112         1         10.000    10.108         1
2002..    10.112     7.802        13         10.108     7.777         2
2003..     7.802    10.020        54          7.777     9.958        18
2004..    10.020    11.110        85          9.958    11.008        21
2005..    11.110    11.609       112         11.008    11.468        27
2006..    11.609    12.914       127         11.468    12.719        13
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Growth Opportunities
2005..      NA        NA         NA            NA        NA         NA
2006..    12.465    12.492         1         13.272    12.434         1**
----      ------    ------       ---         ------    ------      ----
Lincoln VIP International Fund
2001..    10.000     9.998         1         10.000     9.994         1
2002..     9.998     8.831         8          9.994     8.801         1**
2003..     8.831    12.382        42          8.801    12.303         6
2004..    12.382    14.825        76         12.303    14.687        16
2005..    14.825    16.519       134         14.687    16.315        22
2006..    16.519    21.262       209         16.315    20.937        23
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Managed Fund
2001..    10.000    10.066         1         10.000    10.062         1
2002..    10.066     8.864        12         10.062     8.832         8
2003..     8.864    10.785        58          8.832    10.714         6
2004..    10.785    11.745        82         10.714    11.634        15
2005..    11.745    12.155       128         11.634    12.003        28
2006..    12.155    13.306       175         12.003    13.100        42
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Moderate Profile Fund
2005..    10.210    10.508        29         10.268    10.490        13
2006..    10.508    11.627        50         10.490    11.573         7
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Moderately Aggressive Profile Fund
2005..    10.252    10.686         3           NA        NA         NA
2006..    10.686    12.045        61         10.983    11.988        90
----      ------    ------       ---         ------    ------      ----
Lincoln VIP Money Market Fund
2001..    10.000    10.011         1         10.000    10.007         1
2002..    10.011    10.050        51         10.007    10.013        14
2003..    10.050    10.017        57         10.013     9.950         4
2004..    10.017    10.005        25          9.950     9.908         3
2005..    10.005    10.181        47          9.908    10.053         8
2006..    10.181    10.552        35         10.053    10.387         2
----      ------    ------       ---         ------    ------      ----



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Equity-Income Fund
2001..    10.000    10.106         1         10.000    10.104         1
2002..    10.106     8.374         5          N/A        N/A        N/A
2003..     8.374    10.891        21          N/A        N/A        N/A
2004..    10.891    11.747        35          N/A        N/A        N/A
2005..    11.747    12.062        45           NA        NA          NA
2006..    12.062    13.188        39           NA        NA          NA
----      ------    ------        --         ------    ------       ---
Lincoln VIP Global Asset Allocation Fund
2001..    10.000    10.072         1         10.000    10.070         1
2002..    10.072     8.710         2          N/A        N/A        N/A
2003..     8.710    10.305         2          N/A        N/A        N/A
2004..    10.305    11.497         3          N/A        N/A        N/A
2005..    11.497    12.067         4           NA        NA          NA
2006..    12.067    13.578         8           NA        NA          NA
----      ------    ------        --         ------    ------       ---
Lincoln VIP Growth Fund
2005..      NA        NA         NA            NA        NA          NA
2006..      NA        NA         NA            NA        NA          NA
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth and Income Fund
2001..    10.000    10.103         1         10.000    10.101         1
2002..    10.103     7.739         5          N/A        N/A        N/A
2003..     7.739     9.864        17          7.337     9.824         1
2004..     9.864    10.855        26          9.824    10.789         1
2005..    10.855    11.258        33         10.789    11.167         1
2006..    11.258    12.431        26           NA        NA          NA
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Opportunities
2005..      NA        NA         NA            NA        NA          NA
2006..      NA        NA         NA            NA        NA          NA
----      ------    ------       ---         ------    ------       ---
Lincoln VIP International Fund
2001..    10.000     9.990         1         10.000     9.988         1
2002..     9.990     8.759         1**        N/A        N/A        N/A
2003..     8.759    12.189         7          N/A        N/A        N/A
2004..    12.189    14.485        16          N/A        N/A        N/A
2005..    14.485    16.020        27           NA        NA          NA
2006..    16.020    20.465        37           NA        NA          NA
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Managed Fund
2001..    10.000    10.057         1         10.000    10.056         1
2002..     N/A        N/A       N/A           N/A        N/A        N/A
2003..     8.482    10.614        22          N/A        N/A        N/A
2004..    10.614    11.473        30          N/A        N/A        N/A
2005..    11.473    11.784        32           NA        NA          NA
2006..    11.784    12.804        33           NA        NA          NA
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Moderate Profile Fund
2005..    10.442    10.463        20           NA        NA          NA
2006..    10.463    11.492        61           NA        NA          NA
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Moderately Aggressive Profile Fund
2005..    10.150    10.640        19           NA        NA          NA
2006..    10.640    11.904        95           NA        NA          NA
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Money Market Fund
2001..    10.000    10.002         1         10.000     9.999         1
2002..    10.002     9.966         5          N/A        N/A        N/A
2003..     9.966     9.859        10          N/A        N/A        N/A
2004..     9.859     9.774        12          N/A        N/A        N/A
2005..     9.774     9.872        15           NA        NA          NA
2006..     9.872    10.155        25           NA        NA          NA
----      ------    ------      ----         ------    ------       ---

                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Social Awareness Fund
2001..    10.000    10.141         1         10.000    10.137         1
2002..    10.141     7.818         3         10.137     7.792        12
2003..     7.818    10.206        44          7.792    10.142        17
2004..    10.206    11.388        57         10.142    11.283        22
2005..    11.388    12.631        93         11.283    12.477        62
2006..    12.631    14.044       118         12.477    13.832        57
----      ------    ------       ---         ------    ------        --
Lincoln VIP Special Opportunities Fund
2001..    10.000    10.493         1         10.000    10.489         1
2002..    10.493     9.171        43         10.489     9.139         1
2003..     9.171    12.167        64          9.139    12.089         5
2004..    12.167    14.788       111         12.089    14.649        11
2005..    14.788    16.932       174         14.649    16.722        20
2006..    16.932    19.454       210         16.722    19.156        17
----      ------    ------       ---         ------    ------        --
MFS (Reg. TM) VIT Capital Opportunities Series
2001..    10.000    10.108         1         10.000    10.104         1
2002..    10.108     7.033         4          N/A        N/A        N/A
2003..     7.033     8.868         8          N/A        N/A        N/A
2004..     8.868     9.874         6          N/A        N/A        N/A
2005..     9.874     9.941         5           NA        NA          NA
2006..     9.941    11.200         5           NA        NA          NA
----      ------    ------       ---         ------    ------       ---
MFS (Reg. TM) VIT Total Return Series
2001..    10.000    10.113         1         10.000    10.109         1
2002..    10.113     9.495        15         10.109     9.460         1
2003..     9.495    10.935        53          9.460    10.862        10
2004..    10.935    12.052        65         10.862    11.936        11
2005..    12.052    12.268        73         11.936    12.114        15
2006..    12.268    13.591        85         12.114    13.380         8
----      ------    ------       ---         ------    ------       ---
MFS (Reg. TM) VIT Utilities Series
2001..    10.000     9.840         1         10.000     9.837         1
2002..     9.840     7.525         1**        N/A        N/A        N/A
2003..     7.525    10.123        13          N/A        N/A        N/A
2004..    10.123    13.049        38         10.551    12.933         1
2005..    13.049    15.094        97         12.933    14.916        14
2006..    15.094    19.616       134         14.916    19.326        18
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001..    10.000    10.181         1         10.000    10.177         1
2002..    10.181     7.121         3          N/A        N/A        N/A
2003..     7.121     9.029        21          7.458     8.974         3
2004..     9.029    10.397        48          8.974    10.303         4
2005..    10.397    11.708        67         10.303    11.567         6
2006..    11.708    13.295        72         11.567    13.096         8
----      ------    ------       ---         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2001..    10.000    10.516         1         10.000    10.512         1
2002..    10.516     9.311         3         10.512     9.279         1
2003..     9.311    12.523        17          9.279    12.442         3
2004..    12.523    15.171        34         12.442    15.028         4
2005..    15.171    16.823        41         15.028    16.614         4
2006..    16.823    18.515        32         16.614    18.231         6
----      ------    ------       ---         ------    ------       ---
Putnam VT Health Sciences Fund
2001..    10.000     9.971         1         10.000     9.967         1
2002..     9.971     7.862         5          9.967     7.839         1
2003..     7.862     9.215        12          7.839     9.161         1
2004..     9.215     9.773        10          9.161     9.687         2
2005..     9.773    10.953        12          9.687    10.823         2
2006..    10.953    11.147        13         10.823    10.982         1
----      ------    ------       ---         ------    ------       ---



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIP Social Awareness Fund
2001..    10.000    10.132         1         10.000    10.130         1
2002..    10.132     7.753         1          N/A        N/A       N/A
2003..     7.753    10.046        10          7.663    10.007         1
2004..    10.046    11.126        15         10.007    11.060         2
2005..    11.126    12.248        20         11.060    12.151         2
2006..    12.248    13.517        16         12.151    13.383         2
----      ------    ------        --         ------    ------      ----
Lincoln VIP Special Opportunities Fund
2001..    10.000    10.484         1         10.000    10.481         1
2002..    10.484     9.094         2          N/A        N/A       N/A
2003..     9.094    11.975        12          8.509    11.924         1**
2004..    11.975    14.446        20         11.924    14.356         1**
2005..    14.446    16.416        26         14.356    16.281         1**
2006..    16.416    18.721        21         16.281    18.530         1
----      ------    ------        --         ------    ------      ----
MFS (Reg. TM) VIT Capital Opportunities Series
2001..    10.000    10.099         1         10.000    10.097         1
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     8.299     8.739         4          N/A        N/A       N/A
2004..     8.739     9.658         1          N/A        N/A       N/A
2005..     9.658     9.650         1           NA        NA         NA
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------      ----         ------    ------      ----
MFS (Reg. TM) VIT Total Return Series
2001..    10.000    10.105         1         10.000    10.102         1
2002..    10.105     9.417         4          N/A        N/A       N/A
2003..     9.417    10.764        10         10.073    10.716         4
2004..    10.764    11.775        14         10.716    11.699         8
2005..    11.775    11.897        14         11.699    11.797         8
2006..    11.897    13.081        16         11.797    12.945         7
----      ------    ------      ----         ------    ------      ----
MFS (Reg. TM) VIT Utilities Series
2001..    10.000     9.832         1         10.000     9.830         1
2002..     9.832     7.462         1**        9.830     7.447         1**
2003..     7.462     9.966         6          7.447     9.924         1
2004..     9.966    12.750        15          9.924    12.672         1
2005..    12.750    14.639        26         12.672    14.520         1
2006..    14.639    18.882        33         14.520    18.691         2
----      ------    ------      ----         ------    ------      ----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001..    10.000    10.172         1         10.000    10.170         1
2002..    10.172     7.062         1         10.170     7.048         1**
2003..     7.062     8.887         4          7.048     8.852         1
2004..     8.887    10.157        12          8.852    10.096         1
2005..    10.157    11.353        13         10.096    11.262         1
2006..    11.353    12.795        15         11.262    12.668         1
----      ------    ------      ----         ------    ------      ----
Neuberger Berman AMT Regency Portfolio
2001..    10.000    10.507         1         10.000    10.504         1
2002..    10.507     9.237         1**        N/A        N/A       N/A
2003..     9.237    12.331         3         11.281    12.274         2
2004..    12.331    14.826         3         12.274    14.728         2
2005..    14.826    16.317         4         14.728    16.177         2
2006..    16.317    17.825         4         16.177    17.636         2
----      ------    ------      ----         ------    ------      ----
Putnam VT Health Sciences Fund
2001..    10.000     9.963         1         10.000     9.960         1
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     7.561     9.071         4          N/A        N/A       N/A
2004..     9.071     9.548         1          N/A        N/A       N/A
2005..     9.548    10.621         1           NA        NA         NA
2006..      NA        NA         NA            NA        NA         NA
----      ------    ------      ----         ------    ------      ----

                 Contract Value                          with
                 Death Benefit                          EGMDB
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Scudder VIT Equity 500 Index
2001..    10.000     9.974         1         10.000     9.970         1
2002..     9.974     7.670        34          9.970     7.645         9
2003..     7.670     9.732       150          7.645     9.672        24
2004..     9.732    10.656       149          9.672    10.558        76
2005..    10.656    11.043       121         10.558    10.909        67
2006..    11.043    12.630       146         10.909    12.440        56
----      ------    ------       ---         ------    ------        --
Scudder VIT Small Cap Index
2001..    10.000    10.687         1         10.000    10.682         1
2002..    10.687     8.402         3         10.682     8.372         1
2003..     8.402    12.180        19          8.372    12.101         5
2004..    12.180    14.201        47         12.101    14.066         5
2005..    14.201    14.659        51         14.066    14.476         7
2006..    14.659    17.051        61         14.476    16.788         8
----      ------    ------       ---         ------    ------        --
Wells Fargo VT Equity Income Fund
2001..     N/A        N/A        N/A          N/A        N/A       N/A
2002..     N/A        N/A        N/A          N/A        N/A       N/A
2003..     N/A        N/A        N/A          7.439     9.894         1**
2004..    10.203    10.930         3          9.894    10.848         1**
2005..    10.930    11.403         5         10.848    11.283         1
2006..    11.403    13.384         8         11.283    13.204         1
----      ------    ------       ---         ------    ------      ----
Wells Fargo VT Large Company Growth Fund
2001..     N/A        N/A        N/A          N/A        N/A       N/A
2002..     N/A        N/A        N/A          N/A        N/A       N/A
2003..     8.975     9.817         1          N/A        N/A       N/A
2004..     9.817    10.036         1          N/A        N/A       N/A
2005..    10.036    10.502         1           NA        NA         NA
2006..    10.502    10.642         1           NA        NA         NA
----      ------    ------       ---         ------    ------      ----
*Wells Fargo VT Small Cap Growth Fund
2001..     N/A        N/A        N/A          N/A        N/A       N/A
2002..     7.268     7.006         2          N/A        N/A       N/A
2003..     7.006     9.868         2          8.088     9.821         1**
2004..     9.868    11.115         8          9.821    11.028         1
2005..    11.115    11.692        11         11.028    11.566         1
2006..    11.692    14.209        15         11.566    14.014         3
----      ------    ------       ---         ------    ------      ----



                   EGMDB with                         EEB Rider
                  Bonus Credit                    with Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Scudder VIT Equity 500 Index
2001..    10.000     9.965         1         10.000     9.964         1
2002..     9.965     7.607         8          N/A        N/A        N/A
2003..     7.607     9.579        23          8.977     9.541         2
2004..     9.579    10.410        26          9.541    10.348         5
2005..    10.410    10.708        18         10.348    10.623         5
2006..    10.708    12.155        13         10.623    12.035         5
----      ------    ------        --         ------    ------       ---
Scudder VIT Small Cap Index
2001..    10.000    10.677         1         10.000    10.674         1
2002..    10.677     8.333         4          N/A        N/A        N/A
2003..     8.333    11.990        10          N/A        N/A        N/A
2004..    11.990    13.874        14          N/A        N/A        N/A
2005..    13.874    14.214        12           NA        NA          NA
2006..    14.214    16.411        13           NA        NA          NA
----      ------    ------        --         ------    ------       ---
Wells Fargo VT Equity Income Fund
2001..     N/A        N/A        N/A          N/A        N/A        N/A
2002..     N/A        N/A        N/A          N/A        N/A        N/A
2003..     N/A        N/A        N/A          N/A        N/A        N/A
2004..    10.248    10.716         6          N/A        N/A        N/A
2005..    10.716    11.096         9           NA        NA          NA
2006..    11.096    12.927         5           NA        NA          NA
----      ------    ------       ---         ------    ------       ---
Wells Fargo VT Large Company Growth Fund
2001..     N/A        N/A        N/A          N/A        N/A        N/A
2002..     N/A        N/A        N/A          N/A        N/A        N/A
2003..     7.867     9.699         3          N/A        N/A        N/A
2004..     9.699     9.841         3          N/A        N/A        N/A
2005..     9.841    10.221         5           NA        NA          NA
2006..    10.221    10.280         4           NA        NA          NA
----      ------    ------       ---         ------    ------       ---
*Wells Fargo VT Small Cap Growth Fund
2001..     N/A        N/A        N/A          N/A        N/A        N/A
2002..     N/A        N/A        N/A          N/A        N/A        N/A
2003..     7.884     9.749         3          N/A        N/A        N/A
2004..     9.749    10.899         3          N/A        N/A        N/A
2005..    10.899    11.379         4           NA        NA          NA
2006..    11.379    13.726         3           NA        NA          NA
----      ------    ------       ---         ------    ------       ---

* These values do not reflect the full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.

**All numbers less than 500 were rounded up to one.

+ These subaccounts became available in the product in 2004, therefore experience is for less than one year.

                                     PART B

The Statement of Additional Information for the Multi-Fund 5 variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-68842) filed on July 2, 2007.

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement: (To Be Filed By Amendment)

     Statement of Assets and Liabilities - December 31, 2006
     Statement of Operations - Year ended December 31, 2006
     Statements of Changes in Net Assets - Years ended December 31, 2006 and
        2005
     Notes to Financial Statements - December 31, 2006
     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for the The Lincoln National Life Insurance Company are included in Part B of this Registration Statement: (To Be Filed By Amendment)

     Consolidated Balance Sheets - December 31, 2006 and 2005
     Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004
     Consolidated Statements of Shareholder's Equity - Years ended December 31,
        2006, 2005, and 2004
     Consolidated Statements of Cash Flows - Years ended December 31, 2006,
        2005, and 2004
     Notes to Consolidated Financial Statements - December 31, 2006
     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1999.

(2) Not Applicable

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (b) Estate Enhancement Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (c) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (d) Bonus Credit Rider incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-36304) filed on August 8, 2001.

   (e) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) Annuity Payment Option Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (g) DCA Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (h) Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (i) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (j) Income4Life(SM) Rider for Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (k) Income4Life(SM) Rider for Non-Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (l) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (s) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (t) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (u) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (v) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (w) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (x) Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (y) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (z) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (aa) I4L-NQ-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (bb) I4L-Q-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (cc) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (dd) Variable Annuity Income Rider (I4LA-MF5-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ee) Variable Annuity Income Rider (I4LA-MF5-Q-PR 9/05) incorporated herein by reference to Post-Effectie Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ff) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (gg) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (hh) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ii) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (jj) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (kk) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ll) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (mm) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-68842) filed on December 21, 2006.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

   (oo) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

   (pp) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(5) Form of Application incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-68842) filed on April 20, 2006.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Form of Amended and Restated Automatic Indemnity Reinsurance Agreement dated July 1, 2003 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-36316) filed on September 26, 2006.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (ii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (iii) Baron Capital Funds Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (v) DWS (Scudder) Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (vi) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (viii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xiii) Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed April 21, 2004.

       (xiv) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xv) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

(10) (a) Consent of Independent Registered Public Accounting Firm (To Be Filed by Amendment)

   (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company
System

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen***              Senior Vice President and Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

     * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
    ** Principal business address is Center Square West Tower, 1500 Market
        Street-Suite 3900, Philadelphia, PA 19102-2112
   *** Principal business address is 350 Church Street, Hartford, CT 06103 **** Principal business address is One Commerce Square, 2005 Market Street,
        39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of October 31, 2007 there were 438,115 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Duane L. Bernt**            Vice President and Treasurer
Patrick J. Caulfield*       Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Nancy A. Jordan***          Second Vice President, Chief Financial Officer and Controller
Marilyn K. Ondecker***      Secretary

   * Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103
  ** Principal Business address is 1500 Market Street, Suite 3900,
        Philadelphia, PA 19102
 *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES


a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 30th day of January, 2008.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) 5

      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance Company
           (Title)

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)

      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on January 30, 2008.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis Glass
*                                Chief Financial Officer and Director (Principal Financial Officer/
------------------------------   Principal Accounting Officer)
Frederick J. Crawford
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
                                 Director
------------------------------
Keith J. Ryan
*                                Senior Vice President and Director
------------------------------
See Yeng Quek
*                                Senior Vice President and Director
------------------------------
Westley V. Thompson


*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger